UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     January 16, 2014________________

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35930	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5020 WESTON PARKWAY, SUITE 400 CARY, NORTH CAROLINA	27513
(Address of principal executive offices)	(Zip Code)

(919) 677-3900
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 7.01                                REGULATION FD DISCLOSURE

On January16, 2014, Ply Gem Industries, Inc. (the “Company”), a wholly-owned subsidiary of Ply Gem Holdings, Inc. (the “Registrant”), commenced an offering of $550,000,000 aggregate principal amount of senior unsecured notes due 2022 (the “New Senior Notes”), subject to market and other conditions. The Company intends to use the net proceeds from the New Senior Notes, together with the proceeds from borrowings under a new $380 million senior secured term loan facility (the “Term Loan Facility”) and cash on hand, (i) to finance the repurchase and/or redemption of the Company’s outstanding $756 million principal amount of 8.25% senior secured notes due 2018 (the “Senior Secured Notes”), (ii) to finance the repurchase and/or redemption of the Company’s outstanding $96 million principal amount of 9.375% senior notes due 2017 (the “Senior Notes”) and (iii) to pay financing costs and other expenses in connection with the Term Loan Facility, the issuance of the New Senior Notes and the related transactions. The offering of the New Senior Notes and the closing of the Term Loan Facility are subject to successful marketing and other conditions, and there can be no assurance that the Company will close the Term Loan Facility, issue the New Senior Notes or complete the repurchase or redemption of the Senior Secured Notes or the Senior Notes as described or at all.

The New Senior Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The New Senior Notes will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement, an applicable exemption from registration requirements or in a transaction not subject to the registration requirements of the Securities Act or any state securities laws. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.
The Registrant is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 16, 2014

PLY GEM HOLDINGS, INC.

By: /s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Chief Financial Officer, Treasurer and Secretary